Exhibit 99.1

Powerpoint presentation of David Offerman, President and Chief Executive Officer of the Company, dated June 7, 2017, to be delivered and used at the LD Micro Conference 2017.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This powerpoint presentation contains forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933 (the “Securities Act”). Statements contained in this powerpoint presentation which are not statements of historical facts may be considered forward-looking information with respect to plans, projections, or future performance of the Company as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those projected. The words “anticipate,” “believe,” “estimate,” “expect,” “objective,” and “think” or similar expressions used herein are intended to identify forward-looking statements. The forward-looking statements are based on the Company’s current views and assumptions and involve risks and uncertainties that include, among other things, the effects of the Company’s business, actions of competitors, changes in laws and regulations, including accounting standards, employee relations, customer demand, prices of purchased raw material and parts, domestic economic conditions, including housing starts and changes in consumer disposable income, and foreign economic conditions, including currency rate fluctuations. Some or all of the facts are beyond the Company’s control.

Except as may be required by applicable law, IEH does not undertake or intend to update or revise its forward-looking statements, and it assumes no obligation to update any forward-looking statements contained in this report as a result of new information or future events or developments. Thus, readers should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. Readers should carefully review and consider the various disclosures made in this powerpoint presentation and the Company’s reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks, uncertainties and other factors that may affect the Company’s business. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this powerpoint presentation.

[PowerPoint Presentation to follow]

IEH Corporation Presentation for LD Micro Conference June 7 th , 2017 Dave Offerman President, CEO www.iehcorp.com 1

Forward Looking Statements This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or IEH`s future financial performance. Any statements that are not statements of historical fact (including without limitation statements to the effect that the Company or its management "believes", "expects", "anticipates", "plans", “intends” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or IEH`s actual results to differ materially from those indicated by the forward - looking statements. For a discussion of such risks and uncertainties, see “Risk Factors” in the company’s periodic reports filed with the SEC, including our Annual Report on Form 10 - K for the fiscal year ended March 25, 2016. In light of the risks and uncertainties inherent in the forward - looking statements included herein, the inclusion of such statements should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. The forward - looking statements contained in this presentation are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating any forward - looking statements. 2 Presentation to LD Micro Conference June 7, 2017

 IEH produces Hyperboloid connectors and contacts, primarily employed in mission - critical military and commercial aerospace applications.  In use for over 40 years under the most demanding conditions, IEH’s Hyperboloid technology has proven itself to be the leading design for integrity and reliability. 3 Presentation to LD Micro Conference June 7, 2017

Hyperboloid Connectors and Contacts 4 Presentation to LD Micro Conference June 7, 2017

- History - What is Hyperboloid - IEH Products - Markets Served - IEH Today - Opportunities/Challenges/Going Forward 5 Presentation to LD Micro Conference June 7, 2017

HISTORY - Founded in 1941 by Louis Offerman - Located in SoHo, NYC - Originally made tools, dies and gauges for the Army during WWII 6 Presentation to LD Micro Conference June 7, 2017

HISTORY - Late 1940’s, began manufacturing tube sockets for consumer electronics industry - Changed name to “Industrial Hardware”, then added “Electronic” in the 50’s, and went public - 7 Presentation to LD Micro Conference June 7, 2017

HISTORY - 1960’s - business evolved from tube sockets to transistor sockets - By 1970’s IEH was the largest transistor socket manufacturer in the world, making 70M per year - 8 Presentation to LD Micro Conference June 7, 2017

HISTORY Late 60’s - IEH purchased a non - exclusive license to produce Hyperboloid contacts, from FRB, and achieved qualification to the military specification for PCB connectors 9 Presentation to LD Micro Conference June 7, 2017

HISTORY Late 70’s through late 80’s - IEH business in military PCB connectors took off, due to customer demand for lower insertion forces Product offering has grown from there, driven by customer demand and market determinations - 10 Presentation to LD Micro Conference June 7, 2017

What is Hyperboloid Technology 11 Presentation to LD Micro Conference June 7, 2017

12 Presentation to LD Micro Conference June 7, 2017 http://dxevs33vbhp9s.cloudfront.n et/full - promo - video - v2.mp4

13 Presentation to LD Micro Conference June 7, 2017

PCB Connectors IEH Products 14 Presentation to LD Micro Conference June 7, 2017

Power and Signal Contacts 15 Presentation to LD Micro Conference June 7, 2017

 Custom Interconnects and Flex/Cable Assemblies 16 Presentation to LD Micro Conference June 7, 2017

NEW High - Speed Connectors 17 Presentation to LD Micro Conference June 7, 2017

 Avionics Platforms  Engine Control Systems  Missiles and Torpedoes  Guidance Systems  Vehicular Electronics  Satellites  Rocket Launchers  Down - hole drilling equipment  Medical Devices  Industrial and Environmental Controls  Hand Held devices  Test Equipment  Fuel Management Systems  Military Radios 18 Presentation to LD Micro Conference June 7, 2017

Presentation to LD Micro
Conference June 7, 2017

Some of our Programs

- E-2
- AMRAAM
- THAAD
- Orion
- JSF F-35
- Patriot
- Mark-54 Torpedo
- F14, F15, F18, F22
- APKWS
- Longbow/Apache AH-64
- Hubble Space Telescope
- Airbus A320
- Airbus A350
- Airbus A380
- Boeing 737
- Boeing 787MAX
- E—Taxi
- Dreamliner
- COMAC C919



19

Sector Distribution ˜40% Military ˜40% Commercial Aerospace ˜5% Oil & Gas Exploration ˜5% Space ˜5% Medical ˜5% Other (Industrial, Test Equipment) 20 Presentation to LD Micro Conference June 7, 2017

Market Distribution as of 3/31/17 ˜85% US ˜15% Overseas 21 Presentation to LD Micro Conference June 7, 2017

Global Presence 22 Presentation to LD Micro Conference June 7, 2017

23 Presentation to LD Micro Conference June 7, 2017

Competition Smiths Interconnect, the only other global Hyperboloid connector manufacturer 24 Presentation to LD Micro Conference June 7, 2017

IEH TODAY - 4 th Generation of Family - Run - Located in Brooklyn, NY - 165 Employees, 25,000 sq ft , 2 shifts + Sat. - Presence in US and 25 other countries 25 Presentation to LD Micro Conference June 7, 2017

0 5000 10000 15000 20000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 IEH Revenue 2004 - 2016 (in millions) 26 Presentation to LD Micro Conference June 7, 2017

0 0.5 1 1.5 2 04 05 06 07 08 09 10 11 12 13 14 15 16 IEH Net Income (in millions) 27 Presentation to LD Micro Conference June 7, 2017

IEH Share Price 1997 - Present 28 Presentation to LD Micro Conference June 7, 2017

News - IEH moves to OTCQB exchange Feb 2017 - IEH Corporation Announces Special One - Time Cash Dividend Of $0.25 Per Common Share May 2017 29 Presentation to LD Micro Conference June 7, 2017

Opportunities Growing Commercial Aerospace Market “Air traffic will grow at 4.5 per cent annually, requiring some 33,000 new passenger and dedicated freighter aircraft at a value of US$ 5.2 trillion over the next 20 years.”¹ 30 Presentation to LD Micro Conference June 7, 2017 1. http://www.airbus.com/company/market/global - market - forecast - 2016 - 2035/

Opportunities Growing Defense Market “Defense sub - sector revenues are likely to grow at a much faster 3.2 percent in 2017 as defense spending in the US has returned to growth after multi - year declines in defense budgets, and future growth many be driven by the new US administration’s increased focus on strengthening the US military. “Rising global tensions have led to increasing demand for defense and military products in the Middle East, Eastern Europe, North Korea, and the East and South China Seas. This is in turn resulting in increased defense spending globally.”² 31 Presentation to LD Micro Conference June 7, 2017 2. https://www2.deloitte.com/global/en/pages/manufacturing/articles/global - a - and - d - outlook.html

Challenges - Labor Costs - Uncertain Trade Landscape - New Competitors 32 Presentation to LD Micro Conference June 7, 2017

Responses - Automate Additional Processes - Continue to diversify products, supply chain, sectors and markets - Continue to provide outstanding technical and sales support 33 Presentation to LD Micro Conference June 7, 2017

Going Forward - New Product Development - Adding Staff, Upgrading Equipment and Software - Increasing online and social media presence - Exploring new markets, regions 34 Presentation to LD Micro Conference June 7, 2017

Thank you for your time! www.iehcorp.com 35 Presentation to LD Micro Conference June 7, 2017